YAMAICHI                                August 29, 1997
GLOBAL FUND

Dear Shareholders:

The Yarnaichi Global Fund increased by 17.39% in terms of net asset value (NAV) during the first six months of 1997. For the same period, the Morgan Stanley Capital International (MSCI) World Index rose 15.35% with net dividends reinvested. The average global fund, as compiled by Lipper Analytical Services, gained 12.89%.

North America was the leading market region during the first half of the year and, by virtue of its benchmark weight, it was the main contributor to the performance of the world index. Strong money flows set against a backdrop of low interest rates, benign inflation, and a healthy economy drove the market to record levels. In Europe, the push to satisfy the economic criteria for membership in European Monetary Union (EMU) has resulted in record low inflation rates in some countries and a dramatic dip in interest rates. This, combined with the strength in the dollar, produced significant market gains on the continent. Gains were more modest in the United Kingdom (which is not part of the EMU) as continued strength in consumer demand led to a tightening of interest rates. The index in Japan lagged due to a sputtering recovery and tax hikes, but the "nifty fifty" group of electronics and export-oriented companies far outpaced the overall market. The Pacific ex-Japan region underperformed in the first half of the year. A host of financial related problems plagued the region ranging from bad loans in Thailand to curbs on speculative investment in Malaysia to currency concerns resulting from current account deficits. Other regions such as Latin America and Eastern Europe, which are not included in the MSCI World Index, generally registered sharp increases.

While the equity markets performed well in the first half, bond yields continued to decline thereby leaving the relative value still in favor of equities. We expect that continental European equity markets will be more volatile this quarter as liquidity tends to dry up during the summer and questions about EMU persist. We do not feel that any sustainable tightening of interest rates will occur given the high unemployment rates and the fragility of EMU. However, we believe that the collective political will in Europe is intent on bringing about EMU. The main question is whether we have a "hard" or "soft" EMU (i.e., strict or weak adherence to membership criteria). We expect EMU to lead to a consolidation phase generally favoring larger companies. For example, rather than maintaining banking relationships with institutions in each European country we would expect many corporate clients to concentrate their business with one or two banks who can handle all of their needs. The banking industry is also likely to consolidate due to excess capacity and excess capital. The recently announced merger between Hypo-Bank and Vereinsbank highlights this point. We also expect that a greater transparency of prices will result from EMU which will be favorable for the long term inflation outlook. We think that the pending changes from monetary union will provide the political cover for companies to carry out restructurings and plant rationalization programs. These moves may also help to shore up the pension problems that exist in Europe, but we still forecast significant growth in the private fund management business in Europe much like the trend that has occurred in the US. We plan to overweight companies and sectors that are likely to benefit from the aforementioned trends.

We plan to lower our exposure to the UK market. Higher interest rates and the rise in Sterling have made the market less appealing. The economy remains firm. Despite recent news that inflation remains in check, demand remains strong thanks to the consumer. This prompted the Bank of England to recently raise base lending rates to 7%. However, the Bank hinted that the level of interest rates is now consistent with their inflation target. This comment seems to be aimed at keeping exchange rates from rising in anticipation of further rate hikes. This should help take some of the pressure off the exporters who have suffered due to the strength of the pound. Our weighting in the banking sector has boosted our performance, but we have recently taken some profits there.

In Japan we have moved from an overweight position to an underweighting. Expectations for corporate profit growth are being adjusted lower. We have taken some profits in some of the 'nifty fifty' stocks which outperformed the market and have reinvested some of the proceeds into the banking sector. We feel that the banks will benefit from the restructuring of their loan portfolios. We are underweight Asia ex-Japan as we feel that growth rates will slow in the wake of the currency crises. Some countries are scaling back some large infrastructure projects in order to improve their current account balance.

The underlying support for the US market remains intact. However, valuations are at the upper end of their historical range. Still, we expect that corporate activity will carry the market to new highs. With low inflation, organic revenue growth is harder to generate. Therefore, companies are looking outward for growth. By using their appreciated stock as currency and rationalizing costs, corporate acquirers can justify paying higher share prices than minority equity investors.

On behalf of the management and staff of Yamaichi Global Fund, I wish to thank all of you for your ongoing interest and support.


                                                  Sincerely,

                                                  Edward S. Burke

                                                  President

                                 YAMAICHI GLOBAL FUND
                        (A PORTFOLIO OF YAMAICHI FUNDS, INC.)

                         STATEMENT OF ASSETS AND LIABILITIES

                              JUNE 30, 1997 (UNAUDITED)


                                        ASSETS

Investments at value (cost $11,017,432, Note 2A)             $  13,470,247
Foreign currencies                                                   1,750
Cash                                                               119,000
Dividends receivable                                                23,715
Receivable for securities sold                                     580,584
Receivable for taxes withheld                                        5,635
                                                              ------------
Total assets                                                    14,200,931

                                     LIABILITIES

Payable for investments purchased                                  260,799
Custodian fee payable                                               27,928
Professional fees payable                                           39,483
Payable for Directors' fees (Note 3B)                               20,974
Investment Advisory fee payable (Note 3A)                           11,156
Accrued expenses and other payables                                  9,844
Transfer Agent fee payable                                           3,004
Printing expenses payable                                           10,000
                                                              ------------

         Total liabilities                                         383,188
                                                              ------------
Net assets for 1,306,601 shares outstanding (Note 5)          $ 13,817,743
                                                              ------------
                                                              ------------
Net assets consist of:
  Net investment loss                                              (55,775)
  Accumulated net realized gain on investments and foreign
     currency transactions (Note 2)                              2,925,361
Unrealized appreciation of investments, foreign currency
     holdings, and other net assets (Note 2A)                    2,451,586
Par value (Note 5)                                                  13,066
Paid-in capital in excess of par value (Notes 1 and 5)           8,483,505
                                                              ------------

         Total net assets at value                            $ 13,817,743
                                                              ------------
                                                              ------------

Net asset value and redemption price per share
 ($13,817,743 DIVIDED BY 1,306,601 shares)                    $      10.58
Maximum offering price per share
 ((100 DIVIDED BY  95.25) x $10.58)                           $      11.11


       The accompanying notes are an integral part of the financial statements.

                                 YAMAICHI GLOBAL FUND
                        (A PORTFOLIO OF YAMAICHI FUNDS, INC.)

                               STATEMENT OF OPERATIONS

                    FOR THE PERIOD ENDED JUNE 30, 1997 (UNAUDITED)



Income (Note 2D):
  Dividends (net of foreign withholding
   taxes of $9,519)                                           $     89,123
  Interest                                                           3,880
                                                              ------------
Total investment income                                             93,003

Expenses:
  Investment Advisory fees (Note 3A)           $     65,725
  Custodian expense                                  64,140
  Professional fees                                  (8,362)
  Transfer Agent expense                             14,347
  Directors' fees (Note 3B)                          13,463
  Other expenses                                      2,258
  Printing and postage expenses                      (6,915)
  Insurance expense                                   4,122
                                               ------------
Total expenses                                                     148,778
                                                               ------------
Net investment income (loss)                                       (55,775)

Realized and unrealized gain (loss) on
    investments and foreign currencies:
  Net realized gain (loss) on investments
    sold                                          2,158,160
  Net realized gain (loss) on foreign
    currency transactions                            (4,128)
                                               ------------

Net realized gain (loss) on investments
  and foreign currency transactions                              2,154,032
  Change in unrealized appreciation
    (depreciation) of investments                   121,376
  Change in unrealized appreciation
    (depreciation) of foreign currencies and
    other net assets                                 (6,489)
                                               ------------
Net change in unrealized appreciation
    (depreciation) of investments, foreign
    currency holdings and other assets                             114,887
                                                              ------------
Net realized and unrealized gain
   (loss) on investments, foreign currency
   and other net assets                                          2,268,919
                                                              ------------
Net increase (decrease) in net assets
 resulting from operations                                    $  2,213,144
                                                              ------------
                                                              ------------


       The accompanying notes are an integral part of the financial statements.

                                 YAMAICHI GLOBAL FUND
                        (A PORTFOLIO OF YAMAICHI FUNDS, INC.)

                          STATEMENT OF CHANGES IN NET ASSETS

              FOR THE PERIODS ENDED JUNE 30, 1997 AND DECEMBER 31, 1996



                                                SIX MONTHS
                                                   ENDED
                                               JUNE 30, 1997    YEAR ENDED
                                                (UNAUDITED)  DECEMBER 31, 1996
                                               ------------- ------------------
Net investment income (loss)                    $   (55,775)   $   (21,197)
Net realized gain (loss) on investments
    and foreign currency transactions             2,154,032      2,138,530
Net change in unrealized appreciation
    (depreciation) of investments, foreign
    currency holdings and other net assets          114,887       (616,638)
                                                -----------    -----------

Net increase (decrease) in net assets
  resulting from operations                       2,213,144      1,500,695

Distributions to shareholders from:
  Net investment income                                   -              -
  Funds in excess of net investment income                -              -
  Net realized gains on investments                       -     (1,861,747)

Net increase (decrease) in net assets from Fund
    share transactions (Note 5)                  (1,696,817)    (6,514,073)
                                                -----------    -----------

Net increase (decrease) in net assets               516,327     (6,875,125)

Net assets:
  Beginning of period                            13,301,416     20,176,541
                                                -----------    -----------

  End of period                                 $13,817,743    $13,301,416
                                                -----------    -----------
                                                -----------    -----------


       The accompanying notes are an integral part of the financial statements.

                                 YAMAICHI GLOBAL FUND
                        (A PORTFOLIO OF YAMAICHI FUNDS, INC.)

                                 FINANCIAL HIGHLIGHTS


                                                               SIX MONTHS
                                                              ENDED 6/30/97   YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                               (UNAUDITED)     12/31/96       12/31/95      12/31/94     2/31/93
                                                              -------------   ----------     ----------    ----------   ----------
Per share operating performance:
  Net asset value, beginning of period                        $        8.97   $     9.32     $     8.37    $     9.33   $     7.35
                                                              -------------   ----------     ----------    ----------   ----------

  Net investment income (loss)                                        (0.06)       (0.01)         (0.01)        (0.05)        0.04

  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                 1.66         0.92           1.51         (0.56)        2.42
                                                              -------------   ----------     ----------    ----------   ----------

  Total from investment operations                                     1.61         0.91           1.50         (0.61)        2.46

Distributions to shareholders from:
  Capital                                                           -              (1.26)         -             -            -
  Net investment income                                             -               -             -             -           (0.04)
  Funds in excess of net investment income                          -               -             -             -           (0.02)
  Net realized gain on investments                                  -               -             (0.55)        (0.35)      (0.42)
                                                              -------------   ----------     ----------    ----------   ----------

Net asset value:
  End of period                                               $       10.58   $     8.97     $     9.32    $     8.37   $     9.33
                                                              -------------   ----------     ----------    ----------   ----------
                                                              -------------   ----------     ----------    ----------   ----------

  Total return @                                                      17.90%       22.96%         17.99%        (6.52)%      33.62%

Ratio of investment advisory fees to average net assets                1.00%        1.00%          1.00%*         1.00%       1.00%

Ratio of expenses to average net assets before reduction            -               -             -               2.10%      -

Ratio of expenses to average net assets                                2.25%        2.37%          1.93%          2.04%       1.75%

Ratio of net investment income (loss) to average net assets           (0.84)%      (0.13)%         0.14%         (0.37)%      0.35%

Portfolio turnover rate                                               39.16%       65.07%         73.99%         70.13%      75.50%

Shares outstanding at end of period (000 omitted)                     1,307        1,483          2,164          2,249       3,608

Average commission rate paid per share**                            .001750      .001608




                                                                YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                                 12/31/92      12/31/91       12/31/90      12/31/89      12/31/88
                                                              -------------   ----------     ----------    ----------   ----------

Per share operating performance:
  Net asset value, beginning of period                        $        7.93   $     7.53     $     9.95    $     9.76   $     9.95
                                                              -------------   ----------     ----------    ----------   ----------

  Net investment income (loss)                                         0.06         0.04           0.08#         0.11         0.10

  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                (0.24)        1.00          (2.01)         1.33        (0.21)
                                                              -------------   ----------     ----------    ----------   ----------

  Total from investment operations                                    (0.18)        1.04          (1.93)         1.44        (0.11)

Distributions to shareholders from:
  Capital                                                             (0.34)       (0.60)         (0.32)        -            -
  Net investment income                                               (0.06)       (0.04)         (0.17)        -            (0.08)
  Funds in excess of net investment income                          -               -             -             -            -
  Net realized gain on investments                                  -               -             -             (1.25)       -
                                                              -------------   ----------     ----------    ----------   ----------

Net asset value:
  End of period                                               $        7.35   $     7.93     $     7.53    $     9.95   $     9.76
                                                              -------------   ----------     ----------    ----------   ----------
                                                              -------------   ----------     ----------    ----------   ----------

  Total return @                                                      (2.28)%      14.22%        (19.39)%       15.45%       (1.11)%

Ratio of investment advisory fees to average net assets                1.00%        1.00%          1.00%         1.00%        1.00%*

Ratio of expenses to average net assets before reduction            -               -             -             -            -

Ratio of expenses to average net assets                                1.78%        1.94%          1.58%         1.73%        1.92%*

Ratio of net investment income (loss) to average net assets            0.77%        0.48%          0.98%         0.64 %       1.86%

Portfolio turnover rate                                               58.20%       47.40%         99.20%        136.00%      68.70%

Shares outstanding at end of period (000 omitted)                     6,975        7,397          8,696          5,535      10,630

Average commission rate paid per share**



*  Annualized
@ Represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.
See accompanying notes
# Net investment income has been calculated based on the average share method ** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              YAMAICHI GLOBAL FUND
                      (A PORTFOLIO OF YAMAICHI FUNDS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                                   (UNAUDITED)

1.   ORGANIZATION AND BUSINESS:

     Yamaichi Funds, Inc. (the "Company") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Maryland corporation and is an open-end, diversified, management company. The Yamaichi Global Fund portfolio (the "Fund") is currently the only portfolio of the Company. On June 6, 1988, the initial 10,100 shares of the Fund were purchased by Yamaichi International (America), Inc. ("YIA"), the Fund's Distributor. On June 10, 1988, operations of the Fund commenced. The Funds custodian is Brown Brothers Harriman & Co. The transfer agent is Shareholder Services Inc.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     A.   PORTFOLIO VALUATION

          Portfolio securities listed on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued by using the last reported sale price, or, if no sales are reported, the average of the last reported bid and asked prices. Securities not listed on a securities exchange or NASDAQ are at the average of the quoted bid and asked prices in the over-the-counter market. If an extraordinary event which is likely to affect the value of a security occurs after the close of an exchange or system on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by, and under the general supervision of, the Fund's Board of Directors. Obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets, including any restricted securities, will be valued at their fair value as determined in good faith by the Board of Directors.

     B.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          From time to time the Fund may enter into forward foreign currency exchange contracts to hedge certain assets denominated in foreign currencies. Contracts are valued at the forward


                                    CONTINUED

                                   (UNAUDITED)

          rate and are marked-to-market daily. The change in the market value is recorded by the Fund as an unrealized gain or loss. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     C.   FOREIGN CURRENCY TRANSACTIONS

          Transactions denominated in foreign currencies are recorded in the Fund's records at the current U.S. dollar exchange rate. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Since the net assets of the Fund are presented at the exchange rate and market values at the close of the period, it is not practical to isolate the portion of the Fund's unrealized gains or losses arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

     D.   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are recorded on a trade-date basis. Dividend income is recorded on an ex-dividend date. Interest income is recorded on an accruals basis. Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes. Dividend and interest income are recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     E.   FEDERAL TAXES

          It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its income to its shareholders. Therefore, no federal income tax provision is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, the Fund will not be subject to a Federal excise tax. Income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income


                                    CONTINUED

                                   (UNAUDITED)


          and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

          For Federal income tax purposes the cost of investments is $(11,017,432). At June 30, 1997 net unrealized appreciation of investments was $2,451,586. This consists of aggregate gross unrealized depreciation and appreciation of $(793,983) and $3,245,569, respectively.

     F.   REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreement transactions. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Yamaichi Capital Management, Inc. (YCM), the Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness and value of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     G.   DISTRIBUTIONS

          Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

3.   FEES AND RELATED PARTY TRANSACTIONS:

     A.   INVESTMENT ADVISORY FEES

          Under an agreement between the Fund and YCM (the "Management Contract") YCM reviews and establishes investment policies for the Fund, and pays all salaries, fees and expenses of officers and directors of the Fund who are affiliated with YCM or its affiliates. In addition to reviewing and establishing investment policies for the Fund, YCM provides executive and other personnel for management of the Fund and provides investment advice and portfolio management services. For such services, YCM receives a monthly fee at the annual rate of 1.0% of the average daily net assets of the Fund.


                                    CONTINUED

                                   (UNAUDITED)

     B.   DIRECTORS' FEES

          Directors, other than those affiliated with YCM or its affiliates, receive an annual fee of $5,000 plus $500 for each meeting of the Board of Directors attended as well as reimbursement for travel and out of pocket costs.

     C.   BROKERAGE COMMISSION

          During the period ended June 30, 1997, the Fund did not engage in any brokerage transactions with YIA and Yamaichi Securities Co., Ltd.

4.   PURCHASES AND SALES OF SECURITIES:

     During the period, purchases of securities, other than securities subject to repurchase transactions, short-term interest bearing securities held to
     maturity and U.S. Government Obligations, amounted to $5,136,715.   Sales
     of such securities during the year amounted to $7,211,458.

5.   SHARE CAPITAL:

     The Fund has 50,000,000 authorized shares of common stock, par value $.01 share, which may, without shareholder approval, be increased and divided into an unlimited number of portfolios of such shares. Share capital transactions during the period ended June 30, 1997 and December 31, 1996 as follows:

                                      PERIOD ENDED                   YEAR ENDED
                                      JUNE 30, 1997               DECEMBER 31, 1996
                                --------------------------    --------------------------
                                   SHARES         AMOUNT         SHARES          AMOUNT
                                ----------    ------------    ----------    ------------
     Sold                          34,131     $   317,102           251     $     2,411
     Distributions reinvested           -               -         9,341          82,852
     Reacquired                  (210,352)     (2,013,919)     (690,828)     (6,599,335)
                                ----------    ------------    ----------    ------------
     Net increase (decrease)     (176,221)    $(1,696,817)     (681,236)    $(6,514,072)
                                ----------    ------------    ----------    ------------
                                ----------    ------------    ----------    ------------

At June 30, 1997, there was one significant shareholder who individually owned more than 5% of the shares outstanding. The aggregate total value of shares held by this investor amounted to $11,388,047.

                                     CONTINUED

                             PORTFOLIO OF INVESTMENTS

                                     (UNAUDITED)


                                                                   % OF NET
 INDUSTRY DIVERSIFICATION (UNAUDITED)                                ASSETS
                                                                   --------
 Automotive                                                          1.2 %
 Banking/Financial Services                                         22.2 %
 Chemicals                                                           1.2 %
 Communications                                                      8.1 %
 Conglomerate                                                        2.7 %
 Construction                                                        2.5 %
 Electronics/Computers                                              15.3 %
 Healthcare/Pharmaceuticals                                          8.8 %
 Industrial/Manufacturing                                            8.8 %
 Insurance                                                           8.6 %
 Merchandising                                                       1.6 %
 Metals/Glass                                                        1.8 %
 Other                                                               7.5 %
 Restaurants                                                         1.8 %
 Steel                                                               1.0 %
 Transportation                                                      2.0 %
 Utility                                                             2.4 %
 Other net assets                                                    2.5 %
                                                                   -------
                                                                   100.0 %
                                                                   -------
                                                                   -------

                                     (UNAUDITED)

INVESTMENT BY COUNTRY                                                      MARKET
                                                             SHARES        VALUE
                                                             ------   -------------
ARGENTINA (1.0%)
Siderca SA A shares (Steel)                                   4,000   $      16,443
Siderca 1 vote  (Steel)                                      45,000         116,568
                                                                      -------------

                                                                            133,011
                                                                      -------------

AUSTRIA (1.1%)
Voest Alpine Eisenbabasysteme AG (Industrial/Manufacturing)   1,500         148,282
                                                                      -------------

                                                                            148,282
                                                                      -------------

CANADA (3.8%)
Agrium Inc. (Chemicals)                                       4,875          55,777
Canadian Imperial Bank of Commerce (Banking/
  Financial Services)                                        15,000         378,001
Dundee Bancorp Inc (Banking/Financial Services)*              3,000          69,517
Westaim Corp (Industrial/Manufacturing)*                      4,867          19,032
                                                                      -------------

                                                                            522,327
                                                                      -------------

DENMARK (.8%)
GN Store Nord (Communications)                                1,000         106,182
                                                                      -------------

                                                                            106,182
                                                                      -------------

FRANCE (2.8%)
AXA (Insurance)                                               2,000         124,389
Bouygues (Construction)                                       1,538         126,538
Cap Gemini SA (Electronics/Computers)                         2,600         137,152
                                                                      -------------

                                                                            388,079
                                                                      -------------

GERMANY (3.0%)
Munchener Ruckvers Part Pd Regd (Insurance)                      80         224,325
Schmalbach Lubeca (Metals/Glass)                                850         190,579
                                                                      -------------

                                                                            414,904
                                                                      -------------

HONG KONG (2.0%)
Henderson Land Development (Construction)                    10,000          88,740
HSBC Holdings ORD (Banking/Finanical Services)                6,000         180,450
                                                                      -------------

                                                                            269,190
                                                                      -------------


                                       11



                                                                            MARKET
                                                             SHARES          VALUE
                                                             ------         ------
ITALY (2.3%)
Telecom Italia SPA (Communications)                          70,000   $     225,572
Istituto Mobilance Italiano (Other)                          10,500          94,469
                                                                      -------------

                                                                            320,041
                                                                      -------------
JAPAN (15.3%)
DDI Corporation (Communications)                                 10          73,816
Makino Milling Machine (Industrial/Manufacturing)            20,000         170,840
Matsushita Electric Ind (Electronics/Computers)              11,000         221,708
Nissan Motor Co (Automotive)                                 10,000          77,567
Nomura Securities Co Ltd (Banking/Financial Services)         8,000         110,287
Oki Electric Ind (Electronics/Computers)                     25,000         126,734
Secom Co (Other)                                              3,000         220,138
Sumitomo Electric (Industrial/Manufacturing)                 10,000         167,525
Takefuji Corp (Banking/Financial Services)                    3,000         163,860
Tokyo Mitsubishi Bank (Banking/Financial Services)           12,000         240,817
Tokyo Electron Ltd (Electronics/Computers)                    5,500         262,978
Fujikura Ltd (Industrial/Manufacturing)                      15,000         140,040
Kansai Electric Power (Utility)*                              7,000         134,980
                                                                      -------------

                                                                          2,111,290
                                                                      -------------

MALAYSIA (.6 %)
Commerce Asset Holdings Berhad (Banking/Financial Services)  32,000          84,310
Commerce Asset Holdings wts (Banking/Financial Services)      4,000             618
Commerce Asset Holdings rts (Banking/Financial Services)      6,400             228
                                                                      -------------

                                                                             85,156
                                                                      -------------

NETHERLANDS (4.9%)
ING Groep NV (Banking/Financial Services)                     5,000         230,507
Internatio-Muller (Conglomerate)                             12,000         378,388
Int'l Nedland GP NV WTS 3/15/0 (Banking/Financial Services)*  6,111          70,385
                                                                      -------------

                                                                            679,280
                                                                      -------------

SINGAPORE (1.1%)
Keppel Corp (Transportation)                                 15,000          66,622
Singapore Land (Other)                                       15,000          68,196
Keppel Corp Ltd A (Transportation)                            3,750          16,262
                                                                      -------------

                                                                            151,080
                                                                      -------------

                                      12


                                                                            MARKET
                                                             SHARES          VALUE
                                                             ------         ------
SOUTH AFRICA (2.1%)
Liblife Strategic Investments (Insurance)                    75,000   $     294,247
                                                                      -------------

                                                                            294,247
                                                                      -------------

SWEDEN (.8%)
Sandvik AB (Industrial/Manufacturing)                         3,500          99,477
                                                                      -------------

                                                                             99,477
                                                                      -------------

SWITZERLAND (4.2%)
Baloise Holdings Regd (Insurance)                               100         238,274
Novartis AG Regd (Healthcare/Pharmaceuticals)                   213         340,392
                                                                      -------------

                                                                            578,666
                                                                      -------------

THAILAND (.00%)
Dhana Siam Finance Fgn Regd PCL (Banking/Financial Services)  8,000           4,246
                                                                      -------------

                                                                              4,246
                                                                      -------------

UNITED KINGDOM (3.5%)
British Airways Ord (Transportation)                          7,500          85,461
National Power Ord (Utility)                                 15,000         130,346
Powergen Ord (Utility)                                        5,000          59,429
United Assurance Group (Insurance)                           12,000          85,399
Whitbread (Restaurant)                                        9,000         113,641
                                                                      -------------

                                                                            474,276
                                                                      -------------

UNITED STATES (48.6%)
Advest Group Inc (Banking/Financial Services)                 5,000         118,750
Alcan Aluminum (Metals/Glass)                                 1,600          55,500
Allegiance Corp (Healthcare/Pharmaceuticals)                  2,500          68,125
Analog Devices Inc (Industrial/Manufacturing)*                5,000         132,812
Applied Magnetics (Electronics/Computers)*                    2,500          56,563
ARM Financial Group (Insurance)*                              6,000         120,000
Bankamerica Corp (Banking/Financial Services)                 3,000         193,688
Belco Oil & Gas Corp (Chemicals)*                             5,000         107,187
Ben Franklin Retail Stores Inc (Merchandising)*                   9           -
Butler Manufacturing Co (Construction)                        4,000         132,500
Cabletron Systems Inc (Industrial/Manufacturing)*             4,000         113,250
Centura Banks Inc (Banking/Financial Services)                2,500         114,688


                                      13

                                                                            MARKET
                                                             SHARES          VALUE
                                                             ------         ------
UNITED STATES, CONTINUED
Cia Anonima Tel De Ven Spn ADR (Communications)               1,500    $     64,688
Cityscape Financial Corp (Banking/Financial Services)*        5,000          99,688
Computer Assoc Intl Inc (Electronics/Computers)               4,000         222,750
Conseco Inc (Banking/Financial Services)                      4,000         148,000
Ford Motor Co. (Automotive)                                   2,500          94,375
Fresenius Natl Medical Care PF (Healthcare/Pharmaceuticals)*  2,500             144
Geotek Ind Inc (Communications)*                             22,500         122,344
Grand Metropolitan PLC Sponsored ADR (other)*                 3,000         117,563
GT Global Eastern Europe FD BEN (Banking/Financial Services) 13,206         229,454
GTE Corp (Communications)                                     3,000         131,625
Intel Corp (Electronics/Computers)                            1,000         141,813
International Business Machine (Electronics/Computers)        2,000         180,375
Iridium World Communications (Communications)*                1,800          32,625
Lehman Brothers Hldgs Inc (Banking/Financial Services)        5,000         202,500
Lockheed Martin Corp (Electronics/Computers)                  1,500         155,344
Lone Star Steakhouse Saloon (Restaurant)*                     5,000         130,000
McDonnell Douglas Corp (Other)                                1,500         102,750
Mercantile Bancorporation (Banking/Financial Services)        2,500         157,344
Nynex Corp (Communications)                                   2,000         115,250
Pacificare Health Systems (Healthcare/Pharmaceuticals)*       4,000         255,500
Pakistan Investment Fund Inc. (Banking/Financial Services)   15,000          78,750
Pharmacia & UpJohn Inc. (Healthcare/Pharmaceuticals)          5,000         173,750
Philip Morris Cos Inc (Merchandising)                         5,000         221,875
Philips NV ADR (Industrial/Manufacturing)                     3,000         215,625
Pixtech Inc (Electronics/Computers)*                         15,000          54,375
Qualix Group Inc. (Other)*                                   15,000          90,000
Quinenco S.A. Sponsored ADR (Other)*                            400           7,400
Ryanair Hldgs Plc Sponsored ADR (Transportation)*             3,500          94,938
Sierra Health Services (Healthcare/Pharmaceuticals)*         12,000         375,000
Star Telecommunications Inc. (Communications)*                4,000          53,000
Startek (Other)*                                              5,000          75,312
Storage Technology Corp (Electronics/Computers)               4,000         178,000
Sun Microsystems Inc (Electronics/Computers)*                 5,000         186,094
Telephone & Data Systems Inc (Communications)                 5,000         189,687
3 Com Corp (Other)*                                           1,750          78,750
TTI Team Telecom (Electronics/Computers)*                    10,000          46,250
Unibanco GDR (Banking/Finanical Services)*                    2,300          85,387
United States Surgical Corp (Other)*                          5,000         186,250
Vermont Financial Services Corp (Banking/Financial Services)  2,500         117,500


                                     14


                                                                             MARKET
                                                             SHARES           VALUE
                                                             ------          ------
Western Digital Cap (Electronics/Computer)*                   5,000   $     158,125
Western National (Insurance)                                  4,000         107,250
                                                                      -------------

                                                                          6,690,513
                                                                      -------------

TOTAL INVESTMENTS (COST $11,017,432) (97.5%)                          $  13,470,247
                                                                      -------------
                                                                      -------------

OTHER ASSETS AND LIABILITIES (2.5%)                                         347,496
                                                                      -------------

NET ASSETS                                                            $  13,817,743
                                                                      -------------
                                                                      -------------
*Nonincome-producing security

                                     15